UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1

to

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 – October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

The following amends the Form N-CSR filing dated January 6, 2011, Accession Number 0001144204-11-000940.  This amendment relates solely to Item 1 for The Hartford Diversified International Fund (the “Fund”), and is being made to correct the Fund’s name on the cover page of its report to stockholders.

Item 1.  Report to Stockholders.

AMENDMENT DATED JANUARY 13, 2011 TO THE 2010 ANNUAL REPORT FOR THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

The following replaces the front cover page included in the filing made by the registrant of the Fund’s 2010 Annual Report.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Diversified International Fund

Item 12.  Exhibits.

12(a)(1)	Not applicable.

12(a)(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

12(a)(3)	Not applicable.

12(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: January 13, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 13, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: January 13, 2011	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	12(a)(2)	Certifications

(i)	Section 302 certification of principal executive officer

(ii)	Section 302 certification of principal financial officer

99.906CERT	12(b)	Section 906 certification of principal executive officer and principal financial officer